Exhibit 23.1(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form S-3 of our report dated November 11, 2003 relating to the financial statements and financial statement schedule, which appears in Vail Resorts, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2003. We also consent to the references to us under the heading "Experts" in such Registration Statement.



                                      /S/ PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
March 23, 2004